                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                          March 27, 1997 (October 2, 1996)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


             Delaware                       1-11402       22-3059335
   (State or other jurisdiction    (Commission File No.)   (I.R.S. Employer
 of incorporation or organization)                       Identification Number)

        6 Sylvan Way
      Parsippany, New Jersey                                           07054
 (Address of principal executive                                    (Zip Code)
             office)




                                 (201) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)











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Item 5.        Other Events

     This Current Report on Form 8-K/A is being filed by HFS Incorporated (the "Registrant") for purposes of amending and restating the exhibits listed in Item 7 hereof.


Item 7.        Exhibits

Exhibit
   No.         Description
-------        ----------------------------------------------------------------

23.1           Consent of Ernst & Young LLP

99.1           Pro forma financial information:

               Section A - Pro forma financial statements of HFS Incorporated including the acquisition of Resort Condominiums
               International, Inc.

               Section B - Pro forma financial statements of HFS Incorporated excluding the acquisition of Resort Condominiums
               International, Inc.

99.2 The audited combined balance sheet of Resort Condominiums International, Inc. and its subsidiaries and affiliates as of December 31, 1995 and the related combined statements of income and retained earnings and cash flows for the year then ended and the unaudited combined balance sheet as of September 30, 1996 and the related unaudited combined statements of income and cash flows for the nine months ended September 30, 1996 and 1995.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HFS INCORPORATED



                                         By:  /s/    Michael P. Monaco
                                                     Michael P. Monaco
                                                     Vice Chairman
                                                     and Chief Financial Officer


Date:March 26, 1997





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                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
                   Report Dated March 27, 1997 (October 2, 1996)


                                  EXHIBIT INDEX


Exhibit
No.       Description                                                  Page No.
-------   -----------

  23.1    Consent of Ernst & Young LLP

  99.1    Pro forma financial information:

          Section A - Pro forma financial statements of HFS Incorporated including the acquisition of Resort Condominiums
          International, Inc.

          Section B - Pro forma financial statements of HFs Incorporated excluding the acquisition of Resort Condominiums
          International, Inc.

  99.2    The   audited   combined   balance   sheet  of  Resort
          Condominiums International, Inc. and its subsidiaries and affiliates as of December 31, 1995 and the related combined statements of income and retained earnings and cash flows for the year then ended and the unaudited combined balance sheet as of September 30, 1996 and the related unaudited combined statements of income and cash flows for the nine months ended September 30, 1996 and 1995.